UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 9, 2005
                                                           ------------

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
              ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            000-51243                 85-0453611
----------------------------        -------------------         --------------
(State or Other Jurisdiction)     (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                 88201
--------------------------------------------------                 -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                  ------------

     On June 9, 2005, First Federal Banc of the Southwest, Inc. announced the establishment of two new branches to be located at 1301 Wyoming Blvd., N.E., Albuquerque, New Mexico and 604 North 26th Street, Artesia, New Mexico. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01         Financial Statements and Exhibits
                  ----------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits.

                    Exhibit No.          Description
                    -----------          -----------

                       99.1 Press release of First Federal Banc of the Southwest, Inc. dated June 9, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL BANC OF THE SOUTHWEST, INC.



DATE:  June 13, 2005                   By:  /s/ George A. Rosenbaum, Jr.
                                            -----------------------------------
                                                George A. Rosenbaum, Jr.
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           ------------

 99.1             Press  release  of  First  Federal Banc of the Southwest, Inc.
                  dated June 9, 2005.

                                                                    Exhibit 99.1
                          [HOLDING COMPANY LETTERHEAD]

    FOR IMMEDIATE RELEASE                         FOR MORE INFORMATION, CONTACT:
                                          Aubrey L. Dunn, Jr., President and CEO
June 9, 2005                                                      (505) 622-6201

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                WELCOMES NEW DIRECTOR AND ANNOUNCES NEW BRANCHES

Roswell, New Mexico - First Federal Banc of the Southwest, Inc. (the "Company") (Nasdaq SmallCap: FFSW) welcomes Catherine K. Gutierrez as a new director to its Board of Directors (the "Board"). Ms. Gutierrez became a director of the Company and its subsidiary, First Federal Bank, on May 11, 2005. Her appointment to the Board was previously reported on Form 8-K filed with the Securities and Exchange Commission. Ms. Gutierrez serves as the Chairperson of the Audit Committee.

The Company's Chairman of the Board, Edward K. David, stated, "We are very excited about Cathy joining the Board. She brings a skill set and experience that we believe are important to the Board's oversight of the Company's operations."

Additionally, the Company announced the establishment of two new branches to be located at 1301 Wyoming Blvd., N.E., Albuquerque, New Mexico and 604 North 26th Street, Artesia, New Mexico. The Company's President and Chief Executive Officer, Aubrey L. Dunn, Jr., stated, "These new branches are expected to be open by October, 2005 and, once they are open, the Bank will operate a total of 15 banking offices located throughout New Mexico and in El Paso, Texas."

                           Forward-Looking Statements
                           --------------------------

Certain statements contained in this press release that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "predict," "believe," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements in this press release could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to ongoing or future litigation or bankruptcy matters; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; competition; government regulation; unanticipated developments in connection with the bankruptcy actions or litigation mentioned above, including judicial variation from existing legal precedent and the decision by one or more parties to appeal decisions rendered; the risks and uncertainties discussed elsewhere from time to time in the Company's periodic reports filed with the Securities and Exchange Commission and other public statements.

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